UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2016

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street
Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 8, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Antero Resources Corporation (the “Company”) approved the form of grant notice and award agreement that will govern performance share unit awards (the “PSU Grant Notice and Agreement”) that may be granted in the future as special retention awards pursuant to the Antero Resources Corporation Long-Term Incentive Plan, effective as of October 1, 2013 (the “Plan”). The following description of the PSU Grant Notice and Agreement is qualified in its entirety by reference to the PSU Grant Notice and Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

PSU Grant Notice and Agreement. The Committee adopted the PSU Grant Notice and Agreement to evidence performance share unit awards granted under the Plan.  Subject to the PSU Grant Notice and Agreement, the Plan and the other terms and conditions set forth therein, the performance share units granted under the PSU Grant Notice and Agreement shall become vested based on the achievement of certain performance metrics and satisfaction of certain time-based vesting conditions established by the Committee and set forth in the grantee’s PSU Grant Notice and Agreement. The performance share units for which the performance metrics have been achieved, if any, granted under the PSU Grant Notice and Agreement shall immediately become fully vested if the grantee’s employment with the Company terminates by reason of grantee’s disability or death so long as the grantee remains continuously employed by the Company from the date of grant through the date of such termination. The PSU Grant Notice and Agreement provides for the settlement of performance share unit awards in the form of the Company’s common stock as soon as administratively practicable following the date of vesting.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

EXHIBIT	DESCRIPTION
10.1	Form of Performance Share Unit Grant Notice and Performance Share Unit Agreement (Form for Special Retention Awards) under the Antero Resources Corporation Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

	By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President, Chief Financial Officer and Secretary

Dated: February 12, 2016

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	Form of Performance Share Unit Grant Notice and Performance Share Unit Agreement (Form for Special Retention Awards) under the Antero Resources Corporation Long-Term Incentive Plan.